January 29, 1996

               The Emerging Markets
               Income Fund Inc

To Our Shareholders:

During the quarter ended November 30, 1995, the net asset value for The Emerging Markets Income Fund Inc (the "Fund") increased from $13.38 per share at August 31, 1995 to $13.90 per share at November 30, 1995. Dividends of $0.4125 per share were paid during the quarter. Assuming that these dividends were reinvested in additional shares of the Fund, the total investment return, based on net asset value per share, for the quarter ended November 30, 1995 was 7.15%, compared to a 6.19% return for the Salomon Brothers Brady Bond Index, which we use as a measure of the return of the overall market for emerging markets debt. At November 30, 1995, the Fund's stock traded at $13.625 per share, up $0.625 per share from August 31, 1995, this represents an approximate 2% discount to the underlying net asset value per share of $13.90. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries.

Market Overview
The fiscal quarter ended November 30, 1995 saw continued recovery in emerging markets debt after the dismal first calendar quarter of 1995. The important developments for the markets during the Fund's most recent quarter included: declining U.S. interest rates, successful financings by Argentina and Mexico, continued Mexican peso volatility, and continued economic and structural reform progress in Brazil. The market, after its 6.19% return in the quarter ended November 30, 1995, returned 7.40% in December, as measured by the Salomon Brothers Brady Bond Index.

Spreads above U.S. Treasuries for the Salomon Brothers Brady Bond Index narrowed modestly from 1,076 basis points at the beginning of the quarter to 1,065 basis points at November 30, 1995.

Portfolio Review
U.S. dollar-denominated bonds of the Republic of Brazil remain the largest holding of the portfolio, totaling 20.7% of total investments. During the quarter, we increased the Fund's allocation to Brazilian Brady Bonds from 15.4% of total investments to capture any expected spread tightening. Brazilian Brady Bonds were one of the top performing components of the Salomon Brothers Brady Bond Index during the quarter, posting a return of 7.9%.

The key to Brazil's economic and credit quality improvement in 1995 has been the credibility of its new currency, the Real, and the ability of Brazil's monetary policy to drastically reduce inflation. Inflation is expected to total about 15% in 1995, down from 1,094% in 1994. After initiating a strong burst of consumption upon the introduction of the new currency in July 1994, the central bank has used high interest rates to bring economic growth rates down in the later part of 1995, reducing inflationary pressures.

Going forward, Brazil's performance is largely dependent upon fiscal policy. Successful fiscal policy will include substantial reductions in government expenditures and privatization to pay down government debt. With high real interest rates, domestic debt levels are increasing substantially, although external debt remains at reasonable levels. The risk in Brazil is that the political will to downsize the government, and sell off state owned companies will diminish. We view the momentum of developments in Brazil as positive and sustainable, and feel that Brazilian external debt represents an acceptable level of risk.

Moroccan government loans continue to be a core holding in the portfolio, accounting for 16.4% of total investments. Moroccan debt has lagged the market for much of the year but rebounded 6.9% during the quarter. Morocco's economic output and governmental finances were hurt by a drought in 1995, which caused a sharp rise in imports as well as a decline in agricultural exports. We view this as a short-term concern and expect Morocco to remain a core holding in the portfolio.

The Fund's third largest holding is in bonds of the Republic of Poland, which represent 11.7% of total investments. During the quarter, Polish Brady Bonds were up 4.8%. On November 19, 1995, Aleksander Kwasniewski was elected President of the Republic in the second round of voting. The election of the former communist was largely anticipated by the market, but caused some market nervousness and contributed to Poland's underperformance versus the overall market during the quarter.

Poland has shown remarkable economic advancements during 1995 and we expect Poland to develop into a major European economic force. Poland was the first Brady Bond issuing country to receive an investment grade rating, Baa3 by Moody's Investors Service, Inc. We expect that large investment grade bond buyers will focus increasingly on Poland which should cause spreads to tighten. Accordingly, during the quarter, while the percentage allocation to Poland was increased marginally from 11.2% of total investments, we sold our collateralized positions and purchased uncollateralized bonds. The uncollateralized bonds should outperform the collateralized issues due to their pure sovereign risk characteristics if the risk premium, as measured by spreads to treasuries, narrows.

Obligations of the Republic of Argentina constitute 11.5% of total investments, down from 13.5% of total investments at the beginning of the quarter. During the quarter, Argentine Brady Bonds were the top performing component of the Brady Bond Index registering a gain of 11.1%. Argentina's outperformance is primarily due to the success of the government's tax moratorium through which $3.5 billion in receipts have been pledged as of quarter end. This increase in revenues has aided both President Menem and Finance Minister Cavallo and has helped solidify the economic reforms the country has undertaken under their leadership. While we expect to continue to maintain a large exposure to Argentina we marginally lowered the Fund's exposure to Argentina to take advantage of other opportunities in the market.

The Fund's allocation to Mexican corporate bonds and government debt was reduced from 9.8% of total investments to 6.1% of total investments during the quarter through the sale of the Fund's Cementos Mexicanos position. We continue to believe Mexico still has a while before meaningful economic growth is sustainable. We are encouraged by Mexico's ability to raise capital in the debt market at attractive levels but feel a more significant investment at this time is not warranted. During the quarter, the Mexican portion of the Salomon Brothers Brady Bond Index was up 2.2%.

During the quarter we almost doubled our investment in Indonesian paper company corporate bonds to 3.0% of total investments from 1.6% of total investments and lowered our Philippine exposure to 2.2% of total investments from 5.7% of total investments. These trades marginally lowered our exposure to Asia but increased our exposure to paper company debt which should be a direct beneficiary from an increase in economic activity in the region.


The Fund's allocation to debt from Russia was reduced to 0.9% of total investments from 2.1% of total investments during the quarter. We believe at some point Russian debt will be a meaningful component of the Fund, as Russia should have an impressive fiscal profile after their Brady restructuring. At this point, however, we believe the debt has some downside risk heading into an election year.

During the quarter, we reinstituted a position in loans from the government of Peru. Peru is a dynamic country that is emerging from years of an economic drought brought upon by terrorist activity and economic mismanagement. President Fujimori has handled the problems admirably and we expect his privatization program to reinvigorate the economy and attract foreign investors. The country's recent Brady restructuring should also aid their fiscal profile and improve their debt service management.

Annual Shareholders Meeting
The Fund held its annual shareholders meeting on December 13, 1995. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

1. Election of Directors
          Nominees                 Votes For           Votes Against
          --------                 ---------           -------------
          Charles F. Barber        3,332,858              37,797
          Alan H. Rappaport        3,334,602              36,053
          Riordan Roett            3,335,602              35,053

2. Ratification of Price Waterhouse LLP as the Independent Accountants of the
   Fund
          Votes For                Votes Against       Votes Abstained  Unvoted
          ---------                -------------       ---------------  -------
          3,331,756                   19,008                 19,891        1

We encourage you to read the financial statements that follow for further details about the Fund's investments. A recorded update of developments affecting emerging markets debt securities is available by calling (800) 421-4777. This number also includes specific information about the Fund, its portfolio and its recent performance.

                                   Cordially,



               Michael S. Hyland             Alan H. Rappaport
               Chairman of the Board         President

Statement of Investments November 30, 1995 (unaudited)

BONDS -- 106.4%
-----------------------------------------------------------------------------------------------------------
Principal
Amount
000's(a)                                                                                           Value
              ARGENTINA - 15.5%
Peso 1,846    Republic of Argentina, Bocon, Pre I, Floating Rate Note,
                3.4502%, 4/01/01*(b) ...................................................        $ 1,031,167
    10,000    Republic of Argentina, Floating Rate Bond, Series L, 6.8125%, 3/31/05*,**           6,537,500
                                                                                                -----------
              TOTAL ARGENTINA ..........................................................          7,568,667
                                                                                                -----------
              BRAZIL - 28.1%
       238    Federal Republic of Brazil, Interest Due Bond, 6.6875%, 1/01/01*,** ......            202,469
     4,000    Federal Republic of Brazil, "New" New Money Bond, Floating Rate,
                Series L, 6.875%, 4/15/09*,** ..........................................          2,350,000
     4,000    Federal Republic of Brazil, Par Bond, Series Z-L, 4.25%, 4/15/24*,** .....          2,002,500
    14,133    Federal Republic of Brazil, Capitalization Bond, 8.0%, 4/15/14*,**(b) ....          7,499,259
     2,500    Federal Republic of Brazil, Eligible Interest Bond,
                Series L, 6.8125%, 4/15/06*,** .........................................          1,654,687
                                                                                                -----------
              TOTAL BRAZIL .............................................................         13,708,915
                                                                                                -----------
              BULGARIA - 6.5%
    10,000    Republic of Bulgaria, Front Loaded Interest Reduction Bond,
                Series A, 2%, 7/28/12*,** ..............................................          2,775,000
       800    Republic of Bulgaria, Discount Bond, Tranche A, 6.75%, 7/28/24*,** .......            407,500
                                                                                                -----------
              TOTAL BULGARIA ...........................................................          3,182,500
                                                                                                -----------
              COSTA RICA - 4.0%
     3,500    Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10** ...................          1,960,000
                                                                                                -----------
              ECUADOR - 7.3%
       736    Republic of Ecuador, Interest Equalization Bond, 6.75%, 12/21/04*,** .....            426,953
     9,459    Republic of Ecuador, Past Due Interest Bond, 6.8125%, 2/28/15*,**(b) .....          3,121,307
                                                                                                -----------
              TOTAL ECUADOR                                                                       3,548,260
                                                                                                -----------
              INDONESIA - 4.1%
     1,000    APP International Finance Company B.V., 11.75%, 10/01/05** ...............            985,000
     1,000    Indah Kiat Finance, 12.5%, 6/15/06** .....................................            992,500
                                                                                                -----------
              TOTAL INDONESIA ..........................................................          1,977,500
                                                                                                -----------
              MEXICO - 8.2%
     1,000    Grupo Industrial Durango, 12.0%, 7/15/01** ...............................            852,500
     2,000    United Mexican States, Par Bond, Series A, 6.25%, 12/31/19**
                (including 2,000,000 rights expiring 6/30/03) ..........................          1,232,500
     3,150    United Mexican States, Par Bond, Series B, 6.25%, 12/31/19**
                (including 3,150,000 rights expiring 6/30/03) ..........................          1,941,187
                                                                                                -----------
              TOTAL MEXICO .............................................................          4,026,187
                                                                                                -----------

Statement of Investments November 30, 1995 (continued) (unaudited)

BONDS (continued)
-----------------------------------------------------------------------------------------------------------
Principal
Amount
000's(a)                                                                                           Value
              PANAMA - 5.1%
     3,000    Republic of Panama, Floating Rate Note, 6.75%, 5/10/02*,** ...............        $ 2,491,875
                                                                                                -----------
              PHILIPPINES - 3.0%
     2,000    Republic of the Philippines, Par Bond, Series B, 5.75%, 12/01/17*,** .....          1,445,000
                                                                                                -----------
              POLAND - 15.9%
    12,000    Republic of Poland, Past Due Interest Bond, 3.75%, 10/27/14*,** ..........          7,747,500
                                                                                                -----------
              SOUTH AFRICA - 1.5%
 ZAL 3,000    Republic of South Africa Notes, 12%, 2/28/05** ...........................            715,673
                                                                                                -----------
              TRINIDAD AND TOBAGO - 2.1%
     1,000    Trinidad and Tobago Notes, 9.75%, 11/03/00** .............................          1,040,000
                                                                                                -----------
              URUGUAY - 1.5%
     1,000    Uruguay Debt Conversion Bonds, Series B, Floating Rate Note,
                6.75%, 2/18/07*,** .....................................................            735,000
                                                                                                -----------
              VENEZUELA - 3.6%
     2,500    Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20**
                (including 12,500 warrants expiring 3/31/20) ...........................          1,271,875
     1,000    Republic of Venezuela, Par Bond, Series B, 6.75%, 3/31/20**
                (including 5,000 warrants expiring 3/31/20) ............................            508,750
                                                                                                -----------
              TOTAL VENEZUELA ..........................................................          1,780,625
                                                                                                -----------
              TOTAL BONDS (cost $51,207,575) ...........................................         51,927,702
                                                                                                -----------

LOAN PARTICIPATIONS -- 29.0%
-----------------------------------------------------------------------------------------------------------
 DEM 2,500    Bank for Foreign Economic Affairs, Vnesheconombank#
                (Participation: Chase Manhattan Bank, New York)T .......................            601,668
     3,000    Government of Ivory Coast, 1/01/01#
                (Participation: Morgan Stanley Emerging Markets, Inc.)T ................            510,000
       778    Government of Jamaica, Tranche A, 6.75%, 10/15/00*
                (Participation: Chase Manhattan Bank, New York)T .......................            699,993
    17,000    Kingdom of Morocco, Tranche A, 6.59375%, 1/01/09*,**
                (Participation: Morgan Guaranty Trust Company of New York)T ............         10,826,875
     2,250    Peru Non-Citi # (Participation: Merrill Lynch)T ..........................          1,535,625
                                                                                                -----------
              TOTAL LOAN PARTICIPATIONS
                (cost $12,345,053) .....................................................         14,174,161
                                                                                                -----------
              TOTAL INVESTMENTS - 135.4% (cost $63,552,628) ............................         66,101,863
                                                                                                -----------

Statement of Investments November 30, 1995 (continued) (unaudited)

REPURCHASE AGREEMENTS -- 6.9%
--------------------------------------------------------------------------------

Principal
Amount
000's(a)
     2,342    Merrill Lynch, 5.85%, cost $2,342,000, dated 11/30/95,
                $2,342,381 due 12/1/95, (collateralized by $2,390,000 U.S. Treasury
                Note, 5.125%, due 3/31/98, valued at $2,392,988)                                $ 2,342,000
     1,000    Chase Manhattan Bank, 5.875%, cost $1,000,000, dated 11/30/95,
                $1,000,163 due 12/1/95, (collateralized by $1,020,000 U.S. Treasury
                Bond, 11.75%, due 11/15/14, valued at $1,021,275)                                 1,000,000
                                                                                                -----------
                TOTAL REPURCHASE AGREEMENTS (cost $3,342,000)                                     3,342,000
                                                                                                -----------
                LIABILITIES IN EXCESS OF OTHER ASSETS - (42.3%)                                 (20,628,259)
                                                                                                -----------
                NET ASSETS - 100.0% (equivalent to $13.90 per share on
                  3,512,134 common shares outstanding)                                          $48,815,604
                                                                                                ===========

-----------
 (a) Principal denominated in U.S. dollars unless otherwise indicated.
 (b) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
   * Rate shown reflects current rate on instrument with variable rates or step coupon rates.
  ** All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 5.
   # Non-income producing. Security is currently in default.
   T Participation interests were acquired through the financial institutions indicated parenthetically. See Note 6.
Peso - Argentina Peso.
 DEM - Deutschemark.
 ZAL - South African Rand.


                See accompanying notes to financial statements.

Statement of Assets and Liabilities November 30, 1995 (unaudited)

Assets
Investments, at value (cost-$63,552,628) ...................................... $66,101,863
Repurchase agreements .........................................................   3,342,000
Cash ..........................................................................         404
Receivable for securities sold ................................................   2,314,120
Interest receivable ...........................................................     950,119
Unamortized organization expenses .............................................      57,586
Prepaid expenses ..............................................................       2,215
                                                                                -----------
           Total assets .......................................................  72,768,307
                                                                                -----------
Liabilities
Loan payable (Note 5) .........................................................  20,000,000
Payable for securities purchased ..............................................   3,129,540
Payable for compensated foreign currency contracts ............................     564,044
Accrued interest expense on loan ..............................................      93,750
Accrued management fee (Note 3) ...............................................      26,934
Accrued advisory fee (Note 3) .................................................      19,239
Other accrued expenses ........................................................     119,196
                                                                                -----------
           Total liabilities ..................................................  23,952,703
                                                                                -----------
Net Assets
Common Stock ($.001 par value, authorized
  100,000,000; 3,512,134 shares outstanding) ..................................       3,512
Additional paid-in capital ....................................................  48,716,493
Undistributed net investment income ...........................................     627,371
Accumulated net realized loss on investments ..................................  (3,087,155)
Net unrealized appreciation on investments and foreign currency translations ..   2,555,383
                                                                                -----------
           Net assets ......................................................... $48,815,604
                                                                                ===========
                                        .
Net Asset Value Per Share ($48,815,604  -  3,512,134 shares) ..................      $13.90
                                        .                                            ======


                See accompanying notes to financial statements.

Statement of Operations for the Three Months ended November 30, 1995 (unaudited)

Net Investment Income

Income
Interest (includes discount accretion of $713,743) ................................                 $ 2,465,924

Expenses
Interest on loan ..................................................................    $371,042
Management fee ....................................................................      82,336
Advisory fee ......................................................................      58,811
Audit and tax services ............................................................      15,925
Printing ..........................................................................      13,650
Custodian .........................................................................      14,924
Legal .............................................................................      12,285
Amortization of organization expenses .............................................       7,462
Directors' fees and expenses ......................................................       8,190
Transfer agent expenses ...........................................................       8,190
Listing fees ......................................................................       4,783
Other .............................................................................       8,835         606,433
                                                                                       --------     -----------
Net investment income .........................................................................       1,859,491
                                                                                                    -----------
Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions
Net Realized Loss on:
  Investments .................................................................................        (549,240)
  Foreign currency transactions ...............................................................            (339)
                                                                                                    -----------
                                                                                                       (549,579)
                                                                                                    -----------
Change in Net Unrealized Appreciation on:
  Investments .................................................................................       1,954,918
  Translation of foreign currency contracts and other assets and liabilities
   denominated in foreign currencies ..........................................................           6,426
                                                                                                    -----------
                                                                                                      1,961,344
                                                                                                    -----------
Net realized loss and change in net unrealized appreciation ...................................       1,411,765
                                                                                                    -----------
Net Increase in Net Assets from Operations ....................................................     $ 3,271,256
                                                                                                    ===========


Statement of Changes in Net Assets

                                                                          Three Months
                                                                               Ended         Twelve Months
                                                                          November 30, 1995      Ended
                                                                           (unaudited)      August 31, 1995
------------------------------------------------------------------------------------------------------------
Operations
Net investment income ...................................................   $ 1,859,491       $ 6,832,081
Net realized loss on investments and foreign currency transactions ......      (549,579)       (1,970,869)
Change in net unrealized appreciation (depreciation) ....................     1,961,344        (5,811,885)
                                                                            -----------       -----------
Net increase (decrease) in net assets from operations ...................     3,271,256          (950,673)
                                                                            -----------       -----------
Dividends and Distributions to Shareholders
From net investment income ..............................................    (1,448,755)       (4,794,063)
From net realized capital gains .........................................         --           (1,729,666)
In excess of net realized capital gains .................................         --           (2,537,577)
                                                                            -----------       -----------
Total dividend to shareholders ..........................................    (1,448,755)       (9,061,306)
                                                                            -----------       -----------
Total increase (decrease) in net assets .................................     1,822,501       (10,011,979)

Net Assets
Beginning of period .....................................................    46,993,103        57,005,082
                                                                            -----------       -----------
End of period (includes undistributed net investment income of
  $627,371 for the three months ended November 30, 1995 and
  $216,636 for the year ended August 31, 1995) ..........................   $48,815,604       $46,993,103
                                                                            ===========       ===========

Statement of Cash Flows For the Three Months Ended November 30, 1995 (unaudited)

Cash Flows from Operating Activities:
Purchases of securities ..................................................................   $(13,756,314)
Net purchases of short-term investments ..................................................     (2,164,000)
Proceeds from sales of securities and principal paydowns .................................     15,982,114
                                                                                             ------------
                                                                                                   61,800
Net investment income ....................................................................      1,859,491
Accretion of discount on investments .....................................................       (713,743)
Interest on payment-in-kind bonds ........................................................       (259,525)
Amortization of organization expenses ....................................................          7,462
Net change in receivables/payables related to operations .................................        466,238
                                                                                             ------------
Net cash provided by operating activities ................................................      1,421,723
                                                                                             ------------
Cash Flows from Financing Activities:
Dividends paid ...........................................................................     (1,448,755)
                                                                                             ------------
Net cash used by financing activities ....................................................     (1,448,755)
                                                                                             ------------
Net decrease in cash .....................................................................        (27,032)
Cash at beginning of period ..............................................................         27,436
                                                                                             ------------
Cash at end of period                                                                        $        404
                                                                                             ============

                See accompanying notes to financial statements.

Notes to Financial Statements (unaudited)

1.  Organization

    The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (b) Investment transactions. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

    (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

    (d) Federal income taxes. It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision has been made for federal income taxes.

    (e) Organization expenses. Organization expenses amounting to $150,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

    (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    (g) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

    (h) Forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts which are marked-to-market to reflect the changes in the currency exchange rates. The change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

    (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the three months ended November 30, 1995, the Fund paid interest expense of $777,257.

3.  Management and Advisory Fees and Other Transactions

    The Fund has retained Salomon Brothers Asset Management Inc, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager and administrator (the "Manager") of the Fund subject to supervision by the Board of Directors of the Fund. The Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

    The Fund has also retained Advantage Advisers, Inc., a subsidiary of Oppenheimer, to act as investment adviser (the "Adviser") to the Fund and to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets.

    At November 30, 1995, Oppenheimer and the Manager own 3,658 and 5,412 shares of the Fund, respectively.

    Certain officers and/or directors of the Fund are officers and/or directors of the Manager or the Adviser.

    The Fund pays each Director not affiliated with the Manager or the Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

4.  Portfolio Activity and Federal Income Tax Status

    Purchases and sales of investment securities, other than short-term investments, for the three months ended November 30, 1995 aggregated $16,885,854 and $18,086,234, respectively. The federal income tax cost basis of the Fund's investments and repurchase agreements at November 30, 1995 was $66,986,319. Gross unrealized appreciation and depreciation amounted to $3,811,143 and $1,353,599, respectively, resulting in a net unrealized appreciation on investments of $2,457,544.

    For the year ended August 31, 1995 for federal income tax purposes, capital and foreign currency losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer net capital and foreign currency losses of $2,589,473 and $1,511,892, respectively, during fiscal 1995.

5.  Bank Loan

    The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 1% and the maturity date is May 6, 1996. The collateral for the loan was valued at $51,045,944 on November 30, 1995 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of at least 200%.

6.  Loan Participations/Assignments

    The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at November 30, 1995 was $14,174,161.

    In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

    When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

7.  Credit Risk

    The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and other currency exchange fluctuations.

8.  Dividend Subsequent to November 30, 1995

    On December 13, 1995, the Board of Directors of the Fund declared a dividend of $.4125 per share, from net investment income and $.03 per share from long term capital gain, payable on December 29, 1995 to shareholders of record December 26, 1995.

9.  Financial Instruments with Off-Balance Sheet Risk

    The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of November 30, 1995, all forward contracts which the Fund has entered into have been compensated by the Fund with offsetting contracts.

Financial Highlights

Selected data per share of common stock outstanding throughout the period:

                                                     Three Months                                         Period
                                                         Ended        Twelve Months    Twelve Months       Ended
                                                   November 30, 1995       Ended           Ended         August 31,
                                                      (unaudited)     August 31, 1995  August 31, 1994    1993(c)
--------------------------------------------------------------------------------------------------------------------
Net investment income ...............................      $ 0.53         $ 1.95          $ 1.37            $ 1.28
                                                           ------         ------          ------            ------
Net realized gain (loss) and change in
  unrealized appreciation (depreciation) on
  securities and foreign currency translations ......        0.40          (2.22)          (0.79)             3.88
                                                           ------         ------          ------            ------
Total from investment operations ....................        0.93          (0.27)           0.58              5.16
                                                           ------         ------          ------            ------
Dividends to shareholders from net
  investment income .................................       (0.41)         (1.37)          (1.50)            (1.07)
Dividends to shareholders from net
  realized capital gains ............................          --          (0.49)          (0.81)               --
Distributions in excess of net realized capital gains          --          (0.72)             --                --
Offering costs on issuance of common stock ..........          --             --              --             (0.15)
                                                           ------         ------          ------            ------
Net increase (decrease) in net asset value ..........        0.52          (2.85)          (1.73)             3.94
Net asset value, beginning of period ................       13.38          16.23           17.96             14.02
                                                           ------         ------          ------            ------
Net asset value, end of period ......................      $13.90         $13.38          $16.23            $17.96
                                                           ======         ======          ======            ======
Per share market value, end of period ...............      $13.63         $13.00          $16.00            $18.50
Total investment return based on market
  price per share (b) ...............................       8.07%         -1.76%          -1.33%             40.7%(d)
Ratios/Supplemental data:
  Net assets, end of period ......................... $48,815,604    $46,993,103     $57,005,082       $63,091,629
  Ratio of total expenses to
    average net assets ..............................       5.14%(a)       5.15%           3.31%             2.81%(a)
  Ratio of operating expenses to
    average net assets ..............................       2.01%(a)       2.00%           1.78%             2.00%(a)
  Ratio of interest expense to
    average net assets ..............................       3.13%(a)       3.15%           1.53%             0.81%(a)
  Ratio of net investment income to
    average net assets ..............................      15.68%(a)      14.45%           7.99%             9.99%(a)
  Portfolio turnover rate ...........................      25.58%          79.7%           21.6%             29.9%
  Bank loan outstanding, end of period .............. $20,000,000    $20,000,000     $20,000,000       $10,000,000
  Interest rate on bank loan, end of period .........       6.75%        7.5625%         6.3125%           4.9375%
  Weighted average bank loan ........................ $20,000,000    $20,000,000     $16,876,712       $18,202,614
  Weighted average interest rate ....................        7.4%(a)        7.5%           5.40%              5.2%(a)

----------

(a) Annualized.
(b) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(c) For the period October 30, 1992 (commencement of operations) through August 31, 1993.
(d) Return calculated based on beginning period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $18.50 per share. This calculation is not annualized.

                See accompanying notes to financial statements.

Selected Quarterly Financial Information


Summary of quarterly results of operations (unaudited)

                                                                     Net Realized Gain
                                                                    (Loss) & Change in
                                      Net Investment                  Net Unrealized
                                           Income              Appreciation (Depreciation)
                                                  Per                              Per
Quarters Ended**                   Total         Share           Total            Share
-------------------------------------------------------------------------------------------

November 30, 1992* .............  $  243          $.07          $ (148)          $ (.04)

February 28, 1993 ..............   1,530           .44           1,000              .28

May 31, 1993 ...................   1,378           .39           5,280             1.50

August 31, 1993 ................   1,290           .38           7,537             2.14

November 30, 1993 ..............   1,267           .36           4,243             1.21

February 28, 1994 ..............   1,146           .33          (1,723)            (.49)

May 31, 1994 ...................   1,197           .34          (6,897)           (1.97)

August 31, 1994 ................   1,189           .34           1,615              .46

November 30, 1994 ..............   1,595           .46          (3,082)            (.88)

February 28, 1995 ..............   1,599           .45          (9,960)           (2.83)

May 31, 1995 ...................   1,744           .49           5,054             1.44

August 31, 1995 ................   1,894           .55             205              .05

November 30, 1995 ..............   1,859           .53           1,412              .40


 *For the period October 30, 1992 (commencement of operations) through November 30, 1992.
**Totals expressed in thousands of dollars except per share amounts.

Left Col.

Directors

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Incorporated
LESLIE H. GELB
    President, The Council
    on Foreign Relations
MICHAEL S. HYLAND
    Chairman of the Board;
    President, Salomon Brothers
    Asset Management  Inc
ALAN H. RAPPAPORT
    President;
    Executive  Vice President,
    Oppenheimer & Co., Inc.
RIORDAN ROETT
    Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of  Advanced
    International Studies,
    John Hopkins University
 JESWALD W. SALACUSE
    Henry J. Braker Professor of
    Commercial  Law, and formerly  Dean,
    The  Fletcher School of Law & Diplomacy
    Tufts University


Officers

MICHAEL S. HYLAND
    Chairman of the Board
ALAN H. RAPPAPORT
    President
PETER J. WILBY
    Executive Vice President
LAWRENCE H. KAPLAN
    Executive Vice President
ALAN M. MANDEL
    Treasurer
TANA E. TSELEPIS
    Secretary
AMY W. YEUNG
    Assistant Treasurer
LAURIE A. PITTI
    Assistant Treasurer




Right Col.


The Emerging Markets Income Fund Inc

     7 World Trade Center
     New York, New York 10048
     1-800-SALOMON (1-800-725-6666)



INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

INVESTMENT ADVISER
     Advantage Advisers, Inc.
     Oppenheimer Tower
     World Financial Center
     New York, New York 10281

CUSTODIAN
     Brown Brothers Harriman & Co.
     40 Water Street
     Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP
     New York, New York 10036

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     EMD

-------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Emerging Markets Income Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Left Col.

Salomon Brothers Asset Management
Seven World Trade Center
New York, New York 10048


  ---------------------
        BULK RATE
      U.S. POSTAGE
         PAID
    STATEN ISLAND, NY
     PERMIT No. 169
  ---------------------



Right Col.


       The Emerging Markets
       Income Fund Inc


       Interim Report

       NOVEMBER 30, 1995



 .




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       The Emerging Markets Income Fund Inc
       ---------------------------------------------